UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 19, 2005

                      RARE Hospitality International, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Georgia                      0-19924                    58-1498312
------------------          -----------------           -------------------
(State or Other                (Commission                (IRS Employer
Jurisdiction of                File Number)              Identification No.)
Incorporation)


                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
                   -------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
                       ----------------------------------
              (Registrant's Telephone Number, including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02       Results of Operations and Financial Condition.

Section 7 - Regulation FD

Item 7.01       Regulation FD Disclosure.

                The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

                On October 19, 2005, RARE Hospitality International Inc. (the "Company") announced financial results for the third-quarter 2005 ended September 25, 2005. The full text of the press release is set forth in Exhibit
99.1 hereto.

                The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit Number Description of Exhibit 99.1 Press release issued October 19, 2005.



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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         RARE Hospitality International, Inc.

                         By:  /s/  W. DOUGLAS BENN
                         ----------------------------------------
                         Name:    W. Douglas Benn
                         Title: Executive Vice President, Finance
                         and Chief Financial Officer


Date:  October 19, 2005

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